UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	June 22, 2007
(Date of earliest event reported):	June 19, 2007

Commission File No. 0-10587

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act
__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
__	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
__	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:

On June 19, 2007, Fulton Financial Corporation (“Company”) awarded Stock Options under the Company’s 2004 Stock Option and Compensation Plan (“Plan”) to certain of its officers, including the executive officers listed below. These grants are identical in amount to the grants made in June of 2006.

R. Scott Smith, Jr. - 46,000 stock options

Charles J. Nugent - 36,000 stock options

Richard J. Ashby, Jr. - 36,000 stock options

James E. Shreiner - 24,000 stock options

E. Philip Wenger - 24,000 stock options

Craig H. Hill - 24,000 stock options

The grant date for the stock options is July 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 22, 2007	FULTON FINANCIAL CORPORATION By: /S/ Charles J. Nugent Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

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